                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                JANUARY 9, 1995
               Date of Report (Date of earliest event reported):


                             SUN MICROSYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                  0-15086                   94-2805249
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


2550 GARCIA AVENUE, MOUNTAIN VIEW, CALIFORNIA                   94043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:     (415) 960-1300

                                    N/A
       (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

        On January 6, 1995 the Registrant gave public notice via a press release announcing that J. Phillip Samper, president of Sun Microsystems Computer Company, a division of the Registrant, has agreed to step down from his current position at the end of February 1995. The press release disclosed that Mr. Samper shall assume a consulting and advisory role for the Registrant following such time. The entire text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits

              99.1   Text of Press Release dated January 6, 1995.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: January 9, 1995              SUN MICROSYSTEMS, INC.




                                           By: /s/  MICHAEL H. MORRIS
                                               -----------------------------
                                               Michael H. Morris
                                               Vice President,
                                               General Counsel and Secretary

                               INDEX TO EXHIBITS

Exhibit

99.1         Text of Press Release dated January 6, 1995.